UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 6, 2009
Cerner Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-15386	43-1196944

(Commission File Number)	(IRS Employer Identification No.)

2800 Rockcreek Parkway, North Kansas City, Missouri	64117

(Address of Principal Executive Offices)	(Zip Code)
(816) 221-1024

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On November 9, 2009, Cerner Corporation issued a press release announcing that its Chairman Neal Patterson and Vice Chairman Cliff Illig have each entered into a variable prepaid forward contract covering 500,000 shares of Cerner common stock. The press release has been furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

c) Exhibits

99.1	Press Release of Cerner Corporation dated November 9, 2009.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CERNER CORPORATION
Date: November 9, 2009	By:	/s/ Marc G. Naughton
Marc G. Naughton, Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of Cerner Corporation dated November 9, 2009.